UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2021

COFFEE HOLDING CO., INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32491	11-2238111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3475 Victory Boulevard, Staten Island, New York	10314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 832-0800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	JVA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2021 (the “Original Report”) by Coffee Holding Co. (the “Company”), concerning the Company’s decision to engage EisnerAmper LLP (“Eisner”) as its independent registered public accounting firm following the dismissal of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm and updates Item 4.01 and adds Item 9.01 to file Marcum’s letter to the SEC furnished to the Company on March 29, 2021. Except as specifically described above, (i) this Amendment does not reflect events occurring subsequent to the filing of the Original Report and (ii) no other substantive changes have been made to the disclosure set forth in the Original Report.

Item 4.01 Change in Registrant’s Certifying Accountant.

As previously disclosed in the Original Report, on March 24, 2021, the audit committee of the Company’s board of directors approved a resolution appointing Eisner as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ended October 31, 2021, replacing Marcum, which was dismissed from its role as the Company’s independent registered public accounting firm, effective upon March 25, 2021.

The Company provided Marcum with a copy of the disclosure regarding the change of auditors contained in the Original Report and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of Marcum’s letter to the SEC, dated March 29, 2021, is filed as Exhibit 16.1 to this Amendment.

Item 9.01. Financial Statements and Exhibits.

1.	(d) Exhibits

Exhibit No.	Description
16.1	Letter from Marcum LLP to the U.S. Securities and Exchange Commission, dated March 29, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COFFEE HOLDING CO., INC.

Dated: March 30, 2021	By:	/s/ Andrew Gordon
	Name:	Andrew Gordon
	Title:	President and Chief Executive Officer